SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 14, 2008
International Wire Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-51043 (Commission File Number)	43-1705942 (I.R.S. Employer Identification No.)

12 Masonic Ave., Camden, NY (Address of Principal Executive Offices)	13316 (Zip Code)
Registrant’s telephone number, including area code: (315) 245-3800
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The information contained in this Item 2.02, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933.
Attached as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release issued by International Wire Group, Inc., dated March 14, 2008, reporting International Wire Group, Inc.’s results for the fourth quarter and full year 2007.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

EXHIBIT	DESCRIPTION

99.1	Press Release, dated March 14, 2008, announcing results for the fourth quarter and full year 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL WIRE GROUP, INC.
Date: March 14, 2008	By:	/s/ Glenn J. Holler
		Name:	Glenn J. Holler
		Title:	Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer) and Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Press Release, dated March 14, 2008, announcing results for the fourth quarter and full year 2007.

4